Sector
Rotation
Fund

Annual Report
October 31, 1999

T.O. Richardson
COMPANY

T.O. RICHARDSON SECTOR ROTATION FUND

Dear Fellow Shareholder:

  The T.O. RICHARDSON SECTOR ROTATION FUND completed its first ten months, ending October 31, 1999, with a total return of 21.30% compared with the S&P 500 Stock Index return of 12.03%. The results for our first fiscal year reflect the period from inception of the fund on December 31, 1998 through our fiscal year end October 31, 1999.

  As stated  in our prospectus,  the objective of  the Fund is  to seek  capital appreciation with some protection against down markets. The fund usually invests in five or more industry sectors we believe have the greatest potential for market appreciation. If we find that less than five industry sectors offer investment opportunities greater than short term cash returns, the fund will invest portions or all of the fund in these short term cash positions. Our strategies have performed well for us during the first ten months when U.S. domestic benchmarks have been abnormally volatile.

  The number of positive sectors declined from May through mid-October as did the stocks within those sectors. It took a nimble strategy to capitalize on opportunities and avoid significant losses. The biggest story of the year in the stock market has been the continued dominance of high technology.

  The Fund's top gainers for the year have been in high technology sectors such as internet, telecommunications, semi-conductors and computers. Non-technology gains were experienced when prices of high technology leaders retreated temporarily and we moved to more defensive positions. Industrial equipment (Case Equipment) and energy services (Rowan) are examples. One large gain was made in the NASDAQ 100 Index when the entire technology market index charged ahead of the broad market.

  Here is a list of the ten best performing stocks (or securities) for the year to date and their percentage contribution to our total realized and unrealized gains of $3.7 million:

     COMPANY/SECURITY         SECTOR                          % OF TOTAL GAIN
     ----------------         ------                          ---------------
     E*Trade                  Brokerage                             20.2%
     NASDAQ 100               Index                                  7.8%
     Qualcomm                 Developing Communications              7.3%
     AOL                      Technology                             6.4%
     Case Equipment           Industrial Equipment                   5.8%
     Rowan Cos.               Energy Services                        5.2%
     Tri Quint                Electronics                            4.9%
     PMC-Sierra               Electronics                            3.9%
     EMC                      Computer                               3.8%
     Exodus Comm.             Technology                             3.7%

  During the year we faced some of the risks that are outlined in our prospectus. We experienced periods of high volatility and had a high level of portfolio turnover. We are pleased with the end results but recognize that past performance is no guarantee of future gains.

  The U.S. and global economies remain robust which should bode well for the stock market. We believe U.S. investors will remain alert for signs of both good and bad markets and economic surprises, which will contribute to long term growth with continued high volatility. In such markets we are optimistic our unique investment approach should achieve above average gains over the long run.

  Thank you for your confidence.

/s/ Samuel Bailey

Samuel Bailey, Jr.
President

  Date         Sector Rotation Fund     S&P 500 Stock Index
  ----         --------------------     -------------------
12/31/98*<F1>        $10,000                  $10,000
 1/31/99             $11,210                  $10,418
 2/28/99             $10,240                  $10,095
 3/31/99             $10,620                  $10,498
 4/30/99             $11,261                  $10,905
 5/31/99             $10,671                  $10,647
 6/30/99             $11,741                  $11,238
 7/31/99             $11,650                  $10,887
 8/31/99             $12,000                  $10,833
 9/30/99             $11,940                  $10,536
10/31/99             $12,130                  $11,203

*<F1> inception date

This chart assumes an initial investment of $10,000, made on 12/31/98 (inception). Performance reflects fee waivers and does not reflect a non-recurring early withdrawal fee of 1%. In the absence of fee waivers and the addition of the non-recurring fee, the total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Unlike the S&P 500, the fund is focused on a few stocks in a small number of sectors and investors are exposed to the risk that a specific sector will fall rapidly in value. The S&P Stock Index is an unmanaged stock index with no fees, therefore, there are differences in performance, risk and expenses between the fund and the index.

                               RATE OF RETURN(%)
                     FOR THE PERIOD ENDED OCTOBER 31, 1999

                                              CUMULATIVE
                                            SINCE INCEPTION
                                               12/31/98
                                            ---------------
     T.O. Richardson Sector Rotation Fund       21.30%
     Standard & Poor's 500 Stock Index          12.03%

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

    SHARES                                                          VALUE
    ------                                                          -----
            COMMON STOCKS - 15.2%

            COMPUTERS - 3.0%
     3,500  JDS Uniphase Corporation *<F2>                       $   584,063
     4,000  Sun Microsystems, Inc. *<F2>                             423,250
                                                                 -----------
                                                                   1,007,313
                                                                 -----------

            ELECTRONICS - 0.7%
     2,800  Texas Instruments Incorporated                           251,300
                                                                 -----------
            FINANCIAL - 2.8%
     1,200  American Express Company                                 184,800
     4,500  The Bank of New York Company, Inc.                       188,437
     2,100  The Chase Manhattan Corporation                          183,487
     3,600  Citigroup Inc.                                           194,850
     1,500  J.P. Morgan & Co.                                        196,313
                                                                 -----------
                                                                     947,887
                                                                 -----------
            REGIONAL BANKS - 2.7%
     2,700  Marshall & Ilsley Corporation                            181,238
     1,800  Northern Trust Corporation                               173,812
     2,400  SunTrust Banks, Inc.                                     175,650
     4,200  UnionBanCal Corporation                                  182,437
     3,900  Wells Fargo Company                                      186,712
                                                                 -----------
                                                                     899,849
                                                                 -----------
            TECHNOLOGY - 6.0%
     3,300  Infosys Technologies Limited - ADR                       498,300
     4,800  Internet Capital Group, Inc. *<F2>                       558,600
     3,400  RealNetworks, Inc. *<F2>                                 372,938
     3,300  Yahoo! Inc. *<F2>                                        590,906
                                                                 -----------
                                                                   2,020,744
                                                                 -----------
            TOTAL COMMON STOCKS
            (Cost $4,261,279)                                      5,127,093
                                                                 -----------
PRINCIPAL
  AMOUNT
---------
            SHORT-TERM INVESTMENTS - 89.0%

            U.S. GOVERNMENT AGENCY OBLIGATIONS - 62.6%
            Fannie Mae:
$3,780,000    5.04%, 11/02/1999                                    3,779,471
   441,000    4.86%, 11/03/1999                                      440,881
 7,375,000    5.01%, 11/16/1999                                    7,359,595
            Federal Home Loan Bank
 5,364,000    4.95%, 11/10/1999                                    5,357,360
            Federal Home Loan Mortgage Corporation:
 3,227,000    4.98%, 11/05/1999                                    3,225,214
   991,000    4.85%, 11/08/1999                                      990,065
                                                                 -----------
            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS              21,152,586
                                                                 -----------
            VARIABLE RATE DEMAND NOTES#<F3> - 26.4%
 1,254,602  American Family Financial Services Inc., 4.9931%       1,254,602
 1,257,152  Firstar Bank, 5.1588%                                  1,257,152
 1,252,000  General Mills, Inc., 5.0138%                           1,252,000
 1,252,523  Pitney Bowes, Inc., 5.0138%                            1,252,523
 1,165,369  Sara Lee Corporation, 5.0088%                          1,165,369
 1,217,875  Warner-Lambert Co., 4.9940%                            1,217,875
   261,027  Wisconsin Corporate Central Credit Union, 5.0788%        261,027
 1,252,000  Wisconsin Electric Power Company, 4.9931%              1,252,000
                                                                 -----------
            TOTAL VARIABLE RATE DEMAND NOTES                       8,912,548
                                                                 -----------
            TOTAL SHORT TERM INVESTMENTS
            (Cost $30,065,134)                                    30,065,134
                                                                 -----------
            TOTAL INVESTMENTS - 104.2%
            (Cost $34,326,413)                                    35,192,227
            LIABILITIES, LESS OTHER ASSETS - (4.2%)               (1,411,990)
                                                                 -----------
            TOTAL NET ASSETS - 100.0%                            $33,780,237
                                                                 -----------
                                                                 -----------
 *<F2>  Non-income producing security.
 #<F3> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 1999.

                     See notes to the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

ASSETS:
     Investments, at value (cost $34,326,413)                    $35,192,227
     Dividends and interest receivable                                35,714
     Capital shares sold                                             472,874
     Other assets                                                     24,339
                                                                 -----------
     Total Assets                                                 35,725,154
                                                                 -----------
LIABILITIES:
     Payable for securities purchased                              1,869,158
     Payable to Advisor                                               25,763
     Accrued expenses and other liabilities                           49,996
                                                                 -----------
     Total Liabilities                                             1,944,917
                                                                 -----------
     NET ASSETS                                                  $33,780,237
                                                                 -----------
                                                                 -----------
NET ASSETS CONSIST OF:
     Capital stock                                               $30,032,840
     Accumulated undistributed net investment income                  67,216
     Accumulated undistributed net realized gain on
       investments sold                                            2,814,367
     Net unrealized appreciation on investments                      865,814
                                                                 -----------
     TOTAL NET ASSETS                                            $33,780,237
                                                                 -----------
                                                                 -----------

SHARES OUTSTANDING                                                 2,783,882
  (No par value, unlimited shares authorized)

NET ASSET VALUE, REDEMPTION PRICE
  AND OFFERING PRICE PER SHARE                                   $     12.13
                                                                 -----------
                                                                 -----------
                     See notes to the financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 31, 1998(1)<F4> TO OCTOBER 31, 1999

INVESTMENT INCOME:
     Interest income                                              $  382,352
     Dividend income                                                  53,406
                                                                  ----------
     Total investment income                                         435,758
                                                                  ----------
EXPENSES:
     Investment advisory fee                                         283,494
     Federal and state registration                                   37,220
     Administration fee                                               31,140
     Shareholder servicing and accounting costs                       48,540
     Professional fees                                                16,401
     Reports to shareholders                                          15,517
     Custody fees                                                     12,584
     Trustees' fees and expenses                                       6,190
     Other                                                            22,630
                                                                  ----------
     Total operating expenses before reimbursement                   473,716
     Less:  Reimbursement from Advisor                              (105,174)
                                                                  ----------
     Net expenses                                                    368,542
                                                                  ----------
NET INVESTMENT INCOME                                                 67,216
                                                                  ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investment transactions                  2,814,367
     Change in unrealized appreciation/depreciation
       on investments                                                865,814
                                                                  ----------
     Net realized and unrealized gain on investments               3,680,181
                                                                  ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                         $3,747,397
                                                                  ----------
                                                                  ----------
(1)<F4>  Commencement of operations.

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE PERIOD
                                                       DECEMBER 31, 1998(1)<F5>
                                                          TO OCTOBER 31, 1999
                                                       ------------------------
OPERATIONS:
     Net investment income                                    $    67,216
     Net realized gain on investment transactions               2,814,367
     Change in unrealized appreciation/depreciation
       on investments                                             865,814
                                                              -----------
     Net increase in net assets resulting from operations       3,747,397
                                                              -----------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                 33,607,204
     Cost of shares redeemed                                   (3,574,364)
                                                              -----------
     Net increase in net assets resulting from
       capital share transactions                              30,032,840
                                                              -----------
TOTAL INCREASE IN NET ASSETS                                   33,780,237

NET ASSETS:
     Beginning of period                                                -
                                                              -----------
     End of period                                            $33,780,237
                                                              -----------
                                                              -----------
(1)<F5>  Commencement of operations.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout the period.


                                                            FOR THE PERIOD
                                                       DECEMBER 31, 1998(1)<F6>
                                                          TO OCTOBER 31, 1999
                                                       ------------------------
PER SHARE DATA:

Net asset value, beginning of period                            $10.00

Income from investment operations:
     Net investment income                                        0.02
     Net realized and unrealized gain on investments              2.11
                                                                ------

Total from investment operations                                  2.13
                                                                ------

Net asset value, end of period                                  $12.13
                                                                ------
                                                                ------

Total return(2)<F7>                                              21.30%

Supplemental data and ratios:
     Net assets, end of period                             $33,780,237
     Ratio of operating expenses to
       average net assets(3)<F8>                                  1.95%(4)<F9>
     Ratio of net investment income to
       average net assets(3)<F8>                                  0.36%(4)<F9>
     Portfolio turnover rate                                    946.15%(2)<F7>

(1)<F6>   Commencement of operations.
(2)<F7>   Not annualized.
(3)<F8> Without expense reimbursements of $105,174 for the period December 31, 1998 to October 31, 1999 the ratio of operating expenses and net investment income to average net assets would have been 2.51% and (0.20)% respectively.
(4)<F9>   Annualized.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 1999

1. ORGANIZATION

   The T.O. Richardson Sector Rotation Fund (the "Fund") is a series of the T.O. Richardson Trust (the "Trust" ), a voluntary business association organized on June 2, 1998 in the Commonwealth of Massachusetts, and is registered under the Investment Company Act of 1940, as amended (the " 1940 Act"), as an open-end diversified management investment company. The Fund is currently the only series of the Trust. The principal investment objective of the Fund is to seek capital appreciation with some protection against down markets. The Fund commenced operations on December 31, 1998.

   Organization Costs incurred by the Trust in connection with the organization of the Fund, in the amount of $86,722, were assumed by the Advisor. The Fund will not be required to reimburse the Advisor for the organization costs.

2. SIGNIFICANT ACCOUNTING POLICIES

   The  following is a summary  of significant accounting policies  consistently
followed by the  Fund in  the preparation of  its financial  statements.   These
policies are in conformity with generally accepted accounting principles.

   (a) Investment Valuation

       Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which they are usually traded. Under other circumstances, securities are valued at the average of the most recent bid and asked prices. Fixed income securities are valued by pricing services that use electronic data processing techniques to determine values. Under other circumstances, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Trustees. The Board of Trustees may approve the use of pricing services to assist the Fund in determining NAV.

   (b) Federal Income Taxes

       The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes.

   (c) Distributions to Shareholders

       Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

   (d) Security Transactions and Income

       Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

   (e) Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Fund for the period ended October 31, 1999, were as follows:

  Shares sold                       3,101,071
  Shares issued to holders in
    reinvestment of dividends               -
  Shares redeemed                    (317,189)
                                    ---------
                                    2,783,882
                                    ---------
                                    ---------
4. INVESTMENT TRANSACTIONS

   The  aggregate  purchases  and  sales  of  securities,  excluding  short-term investments for the Fund, for the period ended October 31, 1999 were $119,547,938 and $118,101,078, respectively. There were no purchases or sales of long-term U.S. government securities. At October 31, 1999, gross unrealized appreciation and depreciation of investments were as follows:

  Appreciation                       $888,628
  Depreciation                        (22,814)
                                     --------
  Net appreciation on investments    $865,814
                                     --------
                                     --------

At October 31, 1999, the cost of investments for federal income tax purposes was $34,326,414.

5. INVESTMENT ADVISORY AGREEMENT

   The Trust has an Investment Advisory Agreement (the "Agreement" ) with the Advisor, with whom certain Officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.50% of the Fund's average daily net assets.

   The Advisor has agreed to voluntarily waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's operating expenses do not exceed 1.95% of its average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow the
Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For the period ended October 31, 1999, the Advisor waived expenses of the Fund in the amount of $105,174.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of T.O. Richardson Trust:

We have audited the accompanying statement of assets and liabilities of T.O. Richardson Sector Rotation Fund (a Massachusetts corporation), including the schedule of investments, as of October 31, 1999, and the related statements of operations, changes in net assets, and the financial highlights from December 31, 1998 (commencement of operations) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T.O. Richardson Sector Rotation Fund as of October 31, 1999, and the results of its operations, changes in its net assets, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

                              ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 18, 1999

T.O. Richardson Company, Inc.
Two Bridgewater Road
Farmington, CT  06032-2256
1-800-235-1022

For more information about the
T.O. Richardson Sector Rotation Fund,
call 1-800-643-7477

Shares distributed through
T.O. Richardson Securities, Inc.,
member of the NASD.